                                                                      EXHIBIT 99

CARCO/DCMOT AUTO LOAN MASTER TRUST:   RECONCILIATION OF CASH FLOWS                                         CASH FLOWS   PAGE 1 OF  2
COLLECTION PERIOD: DECEMBER 1, 2002 THROUGH DECEMBER 31, 2002
ACCRUAL PERIOD: DEC 16, 2002 THROUGH JAN 14, 2003
DISTRIBUTION DATE: JAN 15, 2003
                                                            TRUST               SERIES           SERIES          SERIES
                                                            TOTALS              1996-1           1998-1          1999-2
                                                      -------------------  --------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                           45,149,738.92 *      3,084,827.52    3,084,827.52    3,701,793.02
Principal Collections from Seller                                   0.00 *              0.00            0.00            0.00
Investment Income on Accounts                                  39,475.25            3,774.81        3,603.37        4,384.24
Balances in Principal Funding Accounts                              0.00                0.00            0.00            0.00
Balances in Reserve Fund Accounts                          15,228,500.00        1,750,000.00    1,750,000.00    2,100,000.00
Balances in Excess Funding Accounts                                 0.00                0.00            0.00            0.00
Balance in Yield Supplement Accounts                       17,404,000.00        2,000,000.00    2,000,000.00    2,400,000.00
Other Adjustments                                                   0.00                0.00            0.00            0.00
                                                      -------------------  --------------------------------------------------
                   TOTAL AVAILABLE                         77,821,714.17        6,838,602.33    6,838,430.89    8,206,177.26
                                                      ===================  ==================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders     9,161,666.67          647,916.67      625,000.00      775,000.00
Principal Due to Note/Certificateholders                            0.00                0.00            0.00            0.00
Principal to Funding Account                                        0.00                0.00            0.00            0.00
Move Funds to the Reserve Fund Accounts                    15,228,500.00        1,750,000.00    1,750,000.00    2,100,000.00
Move Funds to the Excess Funding Accounts                           0.00                0.00            0.00            0.00
Move Funds to the Yield Supplement Accounts                17,404,000.00        2,000,000.00    2,000,000.00    2,400,000.00
Yield Supplement  & Reserve Account to Seller                       0.00 *              0.00            0.00            0.00
Service Fees to Seller                                      6,373,086.08 *        416,666.67      416,666.67      500,000.00
Defaulted Amounts to Seller                                         0.00 *              0.00            0.00            0.00
Excess Collections to Seller                               29,654,461.42 *      2,024,018.99    2,046,764.22    2,431,177.26
Excess Funding Account Balance to Seller                            0.00 *              0.00            0.00            0.00
                                                      -------------------  --------------------------------------------------
                 TOTAL DISBURSEMENTS                       77,821,714.17        6,838,602.33    6,838,430.89    8,206,177.26
                                                      ===================  ==================================================
                        Proof                                       0.00                0.00            0.00            0.00
                                                      ===================  ==================================================
                                                          SERIES           SERIES          SERIES
                                                          2000-A           2000-B          2000-C
                                                      -------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                         4,627,241.27     3,090,997.17    3,084,827.52
Principal Collections from Seller                                0.00             0.00            0.00
Investment Income on Accounts                                6,014.54         3,788.82        3,537.92
Balances in Principal Funding Accounts                           0.00             0.00            0.00
Balances in Reserve Fund Accounts                        2,625,000.00     1,753,500.00    1,750,000.00
Balances in Excess Funding Accounts                              0.00             0.00            0.00
Balance in Yield Supplement Accounts                     3,000,000.00     2,004,000.00    2,000,000.00
Other Adjustments                                                0.00             0.00            0.00
                                                      -------------------------------------------------
                   TOTAL AVAILABLE                      10,258,255.81     6,852,285.99    6,838,365.44
                                                      =================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholder     950,000.00       626,250.00      620,833.33
Principal Due to Note/Certificateholders                         0.00             0.00            0.00
Principal to Funding Account                                     0.00             0.00            0.00
Move Funds to the Reserve Fund Accounts                  2,625,000.00     1,753,500.00    1,750,000.00
Move Funds to the Excess Funding Accounts                        0.00             0.00            0.00
Move Funds to the Yield Supplement Accounts              3,000,000.00     2,004,000.00    2,000,000.00
Yield Supplement  & Reserve Account to Seller                    0.00             0.00            0.00
Service Fees to Seller                                     625,000.00       417,500.00      416,666.67
Defaulted Amounts to Seller                                      0.00             0.00            0.00
Excess Collections to Seller                             3,058,255.81     2,051,035.99    2,050,865.44
Excess Funding Account Balance to Seller                         0.00             0.00            0.00
                                                      -------------------------------------------------
                 TOTAL DISBURSEMENTS                    10,258,255.81     6,852,285.99    6,838,365.44
                                                      =================================================
                        Proof                                    0.00             0.00            0.00
                                                      =================================================


                                                TO: JOHN BOBKO/ROBERT GRUENFEL               FROM: PAUL GEKIERE
* Funds Transfer to/(from) Bank of New York:        THE BANK OF NEW YORK                           DAIMLERCHRYSLER
                             (877,808.58)           (212) 815-4389/8325                            (248) 512-2758


                                                         CASH FLOWS PAGE 2 OF  2

     SERIES           DCMOT             DCMOT
     2001-A           2002-A           2002-B            OTHER
---------------------------------------------------------------------
    6,169,655.03    12,203,713.25      6,101,856.63             0.00
            0.00             0.00              0.00
        8,409.99         3,974.37          1,987.18
            0.00             0.00              0.00
    3,500,000.00             0.00              0.00
            0.00             0.00              0.00
    4,000,000.00             0.00              0.00
            0.00             0.00              0.00             0.00
---------------------------------------------------------------------
   13,678,065.03    12,207,687.62      6,103,843.81             0.00
=====================================================================


    1,237,500.00     2,466,666.67      1,212,500.00
            0.00             0.00              0.00
            0.00             0.00              0.00
    3,500,000.00             0.00              0.00
            0.00             0.00              0.00
    4,000,000.00             0.00              0.00
            0.00             0.00              0.00
      833,333.33     1,831,501.83        915,750.92
            0.00             0.00              0.00
    4,107,231.69     7,909,519.12      3,975,592.89             0.00
            0.00             0.00              0.00
---------------------------------------------------------------------
   13,678,065.03    12,207,687.62      6,103,843.81             0.00
=====================================================================
            0.00             0.00              0.00             0.00
=====================================================================

INSTRUCTIONS TO BANK OF NEW YORK

     1. Receive funds from:
               Chrysler                                           $0.00
               Investment Income                              39,475.25
               Collection Account                         10,000,000.00 *
               Reserve & Yield Accounts                            0.00
               Balance in Excess Funding Account                   0.00
                                                         $10,039,475.25

     2. Distribute funds to:
               Series Note/Certificate Holders            $9,161,666.67
               Chrysler                                      877,808.58
               Trust Deposit Accounts                              0.00
                                                         $10,039,475.25

     3. Verify account balances in Collection, Funding, Reserve & Yield
        Supplement Accounts.